UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

PORTAGE FINTECH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40639	98-1592069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

280 Park Avenue, 29F East New York, NY	10017
(Address of principal executive offices)	(Zip Coe)

(212) 380-5605
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PFTAU	The NASDAQ Stock Market LLC
Class A ordinary shares included as part of the units	PFTA	The NASDAQ Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	PFTAW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2023, each of Adam Felesky, Ajay Chowdhery, Paul Desmarais III, Steven Jay Freiberg, Stuart Charles Harvey, Jr., G. Thompson Hutton, Seraina Macia and Jason Michael Pate tendered their resignation as directors in connection with the entrance by PFTA I LP, an Ontario limited partnership (the “Sponsor”), into a Securities Purchase Agreement (the “Agreement”) with Perception Capital Partners III LLC, a Delaware limited liability company (“Perception”), pursuant to which Perception will acquire Class B ordinary shares and private placement warrants of Portage Fintech Acquisition Corporation (the “Company”) from the Sponsor. Such resignations are conditioned on the closing of the transactions contemplated by the Agreement (the “Closing”) and will be effective as of the closing date (the “Closing Date”), which is expected to be no later than July 21, 2023. Prior to or at the Closing, each of Scott Honour, Rick Gaenzle, R. Rudolph Reinfrank, Thomas J. Abood and Karrie Willis will fill the vacancies left by the departing directors set forth above.

Also on July 11, 2023, each of Adam Felesky and Ajay Chowdhery tendered their resignation as Chief Executive Officer and Chief Financial Officer and Chief Operating Officer, respectively, with such resignation conditioned on the Closing and to be effective as of the Closing Date. On the Closing Date, Rick Gaenzle will replace Adam Felesky as Chief Executive Officer, Corey Campbell will replace Ajay Chowdhery as Chief Financial Officer, and Tao Tan and Jim Sheridan will join the Company as Co-Presidents.

Item 7.01.	Regulation FD Disclosure.

Consummation of the transactions contemplated by the Agreement would involve the election or designation of directors constituting a majority of the directors of the Company otherwise than at a meeting of shareholders of the Company. Therefore, pursuant to Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder, the Company will be required to file with the Securities and Exchange Commission (the “SEC”) and transmit to its shareholders entitled to vote on the election of directors an information statement on Schedule 14f-1 in connection with such change in the majority of the directors of the Company (the “Schedule 14F”) not less than 10 days prior to the date on which such directors take office. The Company is filing the Schedule 14F with the SEC and transmitting to the shareholders entitled to vote on the election of directors substantially concurrently with the filing of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 12, 2023	PORTAGE FINTECH ACQUISITION CORPORATION

	By:	/s/ Ajay Chowdhery
	Name:	Ajay Chowdhery
	Title:	Chief Financial Officer and Chief Operating Officer

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